UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2025

AVALON GLOBOCARE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38728	47-1685128
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4400 Route 9 South, Suite 3100, Freehold, NJ 07728

(Address of principal executive offices)

(732) 780-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALBT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 7, 2025, Avalon GloboCare Corp. (“Avalon”), Nexus MergerSub Limited, a business company incorporated in the British Virgin Islands and a wholly owned subsidiary of Avalon (“Merger Sub”), and YOOV Group Holding Limited, a business company incorporated in the British Virgin Islands (“YOOV” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will merge with and into YOOV, with YOOV surviving the merger and becoming a direct, wholly owned subsidiary of Avalon (the “Merger”). The Merger is expected to be completed in the third quarter of 2025, subject to customary closing conditions.

Subject to the terms and conditions of the Merger Agreement, immediately prior to the effective time of the Merger (the “Effective Time”), each then-outstanding share of YOOV preferred shares, par value $0.10 per share, will either automatically be converted into shares of YOOV ordinary shares, par value $0.10 per share (the “YOOV Ordinary Shares”) or canceled and cease to exist in accordance with their terms. At the Effective Time, each then-outstanding YOOV Ordinary Share (other than any shares held in treasury and Dissenting Shares (as defined in the Merger Agreement)) will be automatically converted into a number of shares of Avalon common stock, par value $0.0001 per share (the “Avalon Common Stock”), equal to the Exchange Ratio. The “Exchange Ratio” will be the ratio (rounded to four decimal places), determined as follows: if the closing price of the Avalon Common Stock on The Nasdaq Stock Market LLC (“Nasdaq”) on the second trading day immediately preceding the Effective Time is (x) less than or equal to $5.00, the Exchange Ratio shall be 60,000,000 divided by the Company Outstanding Shares (as defined in the Merger Agreement); or (y) greater than $5.00, the Exchange Ratio shall be 54,000,000 divided by the Company Outstanding Shares.

Pursuant to the terms of the Merger Agreement, (i) each then-outstanding share of Avalon Common Stock will remain issued and outstanding after the Effective Time and (ii) each then-outstanding option to purchase Avalon Common Stock, whether or not vested, will remain issued and outstanding after the Effective Time. The then-outstanding shares of Series C Convertible Preferred Stock of Avalon and Series D Convertible Preferred Stock of Avalon will remain outstanding in accordance with their terms. Additionally, at the Effective Time, the name of Avalon will be changed to “YOOV, Inc.”

In connection with the Merger, Avalon will seek approval of its stockholders to, among other things, (i) approve the issuance of the shares of Avalon Common Stock to be issued to YOOV shareholders in connection with the Merger pursuant to the rules of Nasdaq and (ii) amend Avalon’s certificate of incorporation to effect a reverse stock split of the Avalon Common Stock to the extent Avalon and YOOV mutually agree implementing such reverse stock split is necessary to meet Nasdaq’s listing requirements (collectively, the “Avalon Stockholder Matters”).

Each of Avalon and YOOV have made customary representations, warranties and covenants in the Merger Agreement, including, among other things, covenants relating to (i) obtaining the requisite approval of its respective stockholders, (ii) non-solicitation or facilitation of any Takeover Proposal or Superior Proposal (as each is defined in the Merger Agreement), (iii) the conduct of its respective business during the period between the signing of the Merger Agreement and the closing of the Merger, and (iv) Avalon filing with the U.S. Securities and Exchange Commission (the “SEC”) and causing to become effective a registration statement on Form S-4 (the “Registration Statement”) to register the shares of Avalon Common Stock to be issued in connection with the Merger.

Consummation of the Merger is subject to certain closing conditions, including, among other things, (i) approval of the Avalon Stockholder Matters by the requisite Avalon stockholders, (ii) adoption and approval of the Merger Agreement, and the transactions contemplated thereby, by the requisite YOOV shareholders, (iii) the effectiveness of the Registration Statement and (iv) the listing of the Avalon Common Stock issuable in connection with the Merger on Nasdaq. Each party’s obligation to consummate the Merger is also subject to other specified customary conditions, including regarding the accuracy of the representations and warranties of the other party, subject to the applicable materiality standard, and the performance in all material respects by the other party of its obligations under the Merger Agreement required to be performed on or prior to the Effective Time.

The Merger Agreement contains certain termination rights for both Avalon and YOOV, including the right to terminate the Merger Agreement at any time before the Effective Time, whether before or after the Avalon Stockholder Matters have been approved, by mutual written consent of the parties. In addition, the Merger Agreement may be terminated at any time by either party if the Merger is not consummated on or before March 7, 2026 (the “End Date”), provided that the End Date may be extended by either party for up to 60 days in the event that the SEC has not declared effective the Registration Statement by the date which is 60 days prior to the End Date. Upon termination of the Merger Agreement under specified circumstances, Avalon may be required to pay YOOV a termination fee of $1.0 million; however, YOOV is not required to pay Avalon a termination fee.

At the Effective Time, the board of directors of Avalon (the “Avalon Board”) is expected to consist of seven (7) members, five (5) of whom will be designated by YOOV and two (2) of whom will be designated by Avalon, as provided in the Merger Agreement.

Voting and Support Agreements

Concurrently with the execution of the Merger Agreement, (i) the officers, directors and certain shareholders of YOOV (solely in their respective capacities as YOOV shareholders) have entered into voting and support agreements with Avalon and YOOV, pursuant to which such YOOV shareholders agree, among other things to, (a) not transfer their capital stock of YOOV, subject to certain limited exceptions and (b) vote all of their shares of capital stock of YOOV in favor of the adoption and approval of the Merger Agreement and the transactions contemplated thereby and against, among other things, any Takeover Proposals (the “YOOV Voting Agreement”) and (ii) the officers, directors and certain stockholders of Avalon (solely in their respective capacities as Avalon stockholders) have entered into voting and support agreements with Avalon and YOOV, pursuant to which such Avalon stockholders agree, among other things to, (a) not transfer their capital stock of Avalon, subject to certain limited exceptions and (b) vote all of their shares of capital stock of Avalon in favor of, among other things, the Avalon Stockholder Matters and against, among other things, any Takeover Proposals (the “Avalon Voting Agreement”).

Lock-Up Agreements

Concurrently with the execution of the Merger Agreement, certain directors, officers and stockholders of each of Avalon and YOOV have entered into lock-up agreements (the “Lock-Up Agreement”), pursuant to which, subject to specified exceptions, they have agreed not to transfer their shares of Avalon Common Stock, during the 180-day period following the Effective Time.

The foregoing description of the Merger Agreement, Avalon Voting Agreement, YOOV Voting Agreement and Lock-Up Agreement do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement, the form of Avalon Voting Agreement, the form of YOOV Voting Agreement and the form of Lock-Up Agreement, which are filed as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about YOOV or Avalon or to modify or supplement any factual disclosures about Avalon in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of YOOV, Avalon and Merger Sub made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of YOOV, Avalon or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificates of Elimination

Avalon previously designated (i) 15,000 shares of preferred stock as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), of which no shares remain outstanding as a result of the exchange agreement entered with Wenzhao Lu on January 9, 2025 and (ii) 15,000 shares of Series B Preferred Stock, of which no shares remain outstanding as a result of the surrender of the Series B Preferred Stock in connection with the redemption and abandonment agreement with Avalon, Avalon Laboratory Services, Inc., Laboratory Services MSO, LLC and the other parties signatory thereto on February 26, 2025.

On March 7, 2025, Avalon filed a Certificate of Elimination relating to each of the Series A Preferred Stock and the Series B Preferred Stock (the “Eliminations of Designation”) with the Secretary of State of the State of Delaware, thereby terminating the designations of the Series A Preferred Stock and the Series B Preferred Stock. The Eliminations of Designation were effective upon filing and eliminated from Avalon’s Amended and Restated Certificate of Incorporation (as amended and/or restated from time to time, the “Avalon Charter”) all matters set forth in the previously-filed Certificates of Designations with respect to the previously designated Series A Preferred Stock and Series B Preferred Stock.

Bylaws Amendment

On March 7, 2025, the Avalon Board approved and adopted an amendment (the “Amendment”) to Avalon’s Amended and Restated Bylaws (the “Avalon Bylaws”). The Amendment reduces the quorum at any meeting of stockholders, except as otherwise required by law or by the Avalon Charter or the Avalon Bylaws, to one-third of the voting power of the shares of capital stock outstanding and entitled to vote at the meeting, present in person, present by remote communication, if applicable, or represented by proxy.

The foregoing descriptions of the Eliminations of Designation and the Amendment do not purport to be complete and are qualified in its entirety by reference to the Amendment, copies of which are filed as Exhibits 3.1, 3.2 and 3.3, respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On March 10, 2025, Avalon and YOOV issued a joint press release announcing the execution of the Merger Agreement. The press release and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Forward-Looking Statements

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 contain forward-looking statements based upon Avalon’s and YOOV’s current expectations. This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are identified by terminology such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions. These statements are only predictions. Avalon and YOOV have based these forward-looking statements largely on their then-current expectations and projections about future events, as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond each of Avalon’s and YOOV’s control, and actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) the risk that the conditions to the closing or consummation of the proposed Merger are not satisfied, including the failure to obtain stockholder approval for the proposed Merger; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Avalon and YOOV to consummate the transactions contemplated by the proposed Merger; (iii) risks related to Avalon’s and YOOV’s ability to correctly estimate their respective operating expenses and expenses associated with the proposed Merger, as applicable, as well as uncertainties regarding the impact any delay in the closing would have on the anticipated cash resources of the resulting combined company upon closing and other events and unanticipated spending and costs that could reduce the combined company’s cash resources; (iv) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the proposed Merger by either Avalon or YOOV; (v) the effect of the announcement or pendency of the proposed Merger on Avalon’s or YOOV’s business relationships, operating results and business generally; (vi) costs related to the proposed Merger; (vii) the outcome of any legal proceedings that may be instituted against Avalon, YOOV, or any of their respective directors or officers related to the Merger Agreement or the transactions contemplated thereby; (vii) the ability of Avalon or YOOV to protect their respective intellectual property rights; (viii) competitive responses to the proposed Merger; (ix) unexpected costs, charges or expenses resulting from the proposed Merger; (x) whether the combined business of YOOV and Avalon will be successful; (xi) legislative, regulatory, political and economic developments; and (xii) additional risks described in the “Risk Factors” section of Avalon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC and subsequent filings made with the SEC. Additional assumptions, risks and uncertainties are described in detail in Avalon’s registration statements, reports and other filings with the SEC, which are available on Avalon’s website, and at www.sec.gov. Accordingly, you should not rely upon forward-looking statements as predictions of future events. Neither Avalon nor YOOV can assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, Avalon and YOOV undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement.

Additional Information about the Proposed Merger and Where to Find It

This Current Report on Form 8-K does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This Current Report on Form 8-K relates to the proposed Merger of Avalon and YOOV. In connection with the proposed Merger, Avalon will file a Registration Statement on Form S-4, which will include a document that serves as a prospectus and proxy statement of Avalon (the “proxy statement/prospectus”), and Avalon will file other documents regarding the proposed Merger with the SEC. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT STOCKHOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING THE PROPOSED MERGER. A definitive proxy statement/prospectus will be sent to Avalon’s stockholders. Investors and security holders will be able to obtain these documents (when available) free of charge from the SEC’s website at www.sec.gov. In addition, investors and stockholders should note that Avalon communicates with investors and the public using its website (https://www.avalon-globocare.com/), the investor relations website (https://www.avalon-globocare.com/investors) where anyone will be able to obtain free copies of the proxy statement/prospectus and other documents filed by Avalon with the SEC, and stockholders are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed Merger.

Participants in the Solicitation

Avalon, YOOV and their respective directors and executive officers and other members of management and employees and certain of their respective significant stockholders may be deemed to be participants in the solicitation of proxies from Avalon and YOOV stockholders in respect of the proposed Merger. Information about Avalon’s directors and executive officers is available in Avalon’s Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on April 15, 2024 and subsequent filings made with the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the proxy solicitation and a description of their direct and indirect interests, by security holding or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed Merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the SEC and Avalon as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated March 7, 2025, by and among Avalon GloboCare Corp., Nexus MergerSub Limited and YOOV Group Holding Limited.
3.1	Certificate of Elimination relating to the Series A Preferred Stock, filed with the Secretary of State of Delaware on March 7, 2025.
3.2	Certificate of Elimination relating to the Series B Preferred Stock, filed with the Secretary of State of Delaware on March 7, 2025.
3.3	Amendment No. 1 to the Avalon Bylaws, as adopted and approved by the Avalon Board on March 7, 2025.
10.1*	Form of Avalon Voting and Support Agreement.
10.2*	Form of YOOV Voting and Support Agreement.
10.3*	Form of Lock-Up Agreement.
99.1	Press Release, dated March 10, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Avalon hereby undertakes to furnish copies of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON GLOBOCARE CORP.

Date: March 10, 2025	By:	/s/ Luisa Ingargiola
		Name:	Luisa Ingargiola
		Title:	Chief Financial Officer